Exhibit 10.5

Execution Version

SUPPLEMENT NO. 2 TO THE

FIRST LIEN GUARANTY AND COLLATERAL AGREEMENT

This SUPPLEMENT NO. 2 TO THE FIRST LIEN GUARANTY AND COLLATERAL AGREEMENT (this “Supplement”) is dated as of June 28, 2019 and is entered into by and among Hornbeck Offshore Services, Inc., a Delaware corporation (“HOSI” or the “Parent Borrower”), Hornbeck Offshore Services, LLC, a Delaware limited liability company (the “Co-Borrower” and, together with the Parent Borrower, collectively, the “Borrowers” and each, a “Borrower”), each of the signatories hereto, other than the Collateral Agent, as defined below (the Borrowers and each of the signatories hereto (other than the Collateral Agent), together with any other Restricted Subsidiary of the Parent Borrower that becomes a party hereto from time to time after the date hereof pursuant to an Assumption Agreement or otherwise, the “Obligors”) and Wilmington Trust, National Association, as collateral agent (in such capacity, together with its successors in such capacity, the “Collateral Agent”). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein have the meanings given to them in the Credit Agreement.

R E C I T A L S

WHEREAS, in connection with that certain First Lien Term Loan Agreement dated as of June 15, 2017, as amended by that certain Amendment No. 1 to First Lien Term Loan Agreement dated as of March 27, 2018 and that certain Amendment No. 2 to First Lien Term Loan Agreement dated as of June 28, 2019 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrowers, certain financial institutions (the “Lenders”), the Collateral Agent and Wilmington Trust, National Association, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”), the Borrowers, the other Obligors and the Collateral Agent entered into that certain First Lien Term Guaranty and Collateral Agreement dated as of June 15, 2017 as amended by that certain Supplement No. 1 to the First Lien Guarantee and Collateral Agreement dated as of May, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty and Collateral Agreement”);

WHEREAS, the parties hereto now desire to further supplement and amend the Guaranty and Collateral Agreement as set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

I.

Amendment to the Guaranty and Collateral Agreement. Pursuant to Section 9.04 of the Guaranty and Collateral Agreement and Section 12.02 of the Credit Agreement, the Guaranty and Collateral Agreement is hereby amended as follows:

The definition of “Excluded Accounts” is amended and restated in its entirety by deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the changed definition for inclusion in the Guaranty and Collateral Agreement attached as Appendix A hereto.

II.

Reaffirmation of Other Provisions. Except as amended and modified hereby, any and all of the terms and provisions of the Guaranty and Collateral Agreement shall remain in full force and effect and are hereby in all respects ratified and confirmed by each party hereto.

III.	Governing Law. This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be duly executed and delivered to be effective as of the date first above written.

BORROWERS:	HORNBECK OFFSHORE SERVICES, INC.

HORNBECK OFFSHORE SERVICES, LLC

	By:	/s/ James O. Harp, Jr.
	Name:	James O. Harp, Jr.
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Supplement No. 2 to First Lien Guaranty and Collateral Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered to be effective as of the date first above written.

GUARANTORS:	HORNBECK OFFSHORE TRANSPORTATION, LLC

HOS-IV, LLC

HORNBECK OFFSHORE TRINIDAD & TOBAGO, LLC

HORNBECK OFFSHORE OPERATORS, LLC

ENERGY SERVICES PUERTO RICO, LLC

HORNBECK OFFSHORE INTERNATIONAL, LLC

HOS PORT, LLC

HOI HOLDING, LLC

HOS HOLDING, LLC

	By:	/s/ James O. Harp, Jr.
	Name:	James O. Harp, Jr.
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Supplement No. 2 to First Lien Guaranty and Collateral Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered to be effective as of the date first above written.

COLLATERAL AGENT:	WILMINGTON TRUST, NATIONAL ASSOCIATION

	By:	/s/ Nicole Kroll
	Name:	Nicole Kroll
	Title:	Assistant Vice President

[Signature Page to Supplement No. 2 to First Lien Guaranty and Collateral Agreement]

APPENDIX A

Amended and Restated Text of the Definition of

“Excluded Accounts”

Appendix A to Supplement No. 2 to the

First Lien Guaranty and Collateral Agreement

“Excluded Accounts” means (i) those Deposit Accounts that are used exclusively for payroll, payroll taxes, workers compensation and employee benefits, or withholding, sales, use, value added or similar taxes, (ii) Deposit Accounts held in trust for a third party; provided that such accounts consist solely of funds set aside for such purpose, (iii) escrow accounts that have an overnight balance of which in the aggregate, together with the overnight balance of all such other escrow accounts excluded pursuant to this clause (iii), do not exceed $5,000,000, (iv) Deposit Accounts and Securities Accounts that exclusively hold the proceeds generated from Property that does not constitute Collateral (including cash receipts of any revenues generated from such Property), (v) those Deposit Accounts, Securities Accounts and Commodity Accounts that have an overnight balance of which in the aggregate, together with the overnight balance of all such other Deposit Accounts, Securities Accounts and Commodity Accounts excluded pursuant to this clause (v), do not exceed $5,000,000, ~~and~~ (vi) foreign Deposit Accounts, foreign Securities Accounts and foreign Commodity Accounts of the Obligors that have an overnight balance of which in the aggregate, together with the overnight balance of all such other foreign Deposit Accounts, foreign Securities Accounts and foreign Commodity Accounts excluded pursuant to this clause (vi), do not exceed $5,000,000, and (vii) the Specified Deposit Accounts. Notwithstanding the foregoing, in no event shall (x) any Effective Date Deposit Account, (y) the Collateral Proceeds Account or (z) any deposit account holding escrowed amounts in respect of the Specified Vessels constitute an Excluded Account. As used above, “Specified Deposit Accounts” has the meaning assigned to such term in the Credit Agreement; provided that, each of the Deposit Accounts that constitutes a Specified Deposit Account under the Credit Agreement shall automatically cease to be a Specified Deposit Account hereunder if at any time such Deposit Account is used for purposes other than those set forth in the 2019 Senior Credit Agreement as in effect on the Amendment No. 2 Effective Date or holds any funds not expressly contemplated by the 2019 Senior Credit Agreement as in effect on the Amendment No. 2 Effective Date (other than a de minimus amount of funds that are transferred to any such Deposit Account without the Borrower’s knowledge so long as such funds are transferred from such deposit account promptly following the Borrower obtaining knowledge that such Deposit Account holds funds that are not expressly contemplated by the 2019 Credit Agreement as in effect on the Amendment No. 2 Effective Date).